Exhibit 10.18

                                                                      As Amended
                                                                October 29, 1981
                                                                January 27, 1987
                                                                   June 30, 1993
                             DEL E. WEBB CORPORATION               June 20, 1996
                             -----------------------
                             1981 STOCK OPTION PLAN
                             ----------------------

1.   Purpose of Plan.

     The purpose of this Plan is to enable Del E. Webb Corporation and certain of its subsidiaries to continue to compete successfully in attracting and retaining key employees with outstanding abilities by making it possible for them to purchase shares of the Company's Common Stock on terms which will give them a more direct and continuing interest in the future success of the Company's business. It is intended that options granted hereunder may be either incentive stock options under Section 422A of the Internal Revenue Code or non-qualified options.

2.   Definitions.

     "Company" means Del E. Webb Corporation, an Arizona corporation.

     "Code" means the Internal Revenue Code of 1954, as amended and any successor provision.

     "Committee" means a committee established by the Board consisting of three or more members of the Board, none of whom is eligible to receive options under the Plan. The Executive Compensation and Management Development Committee may be this committee if it meets these qualifications.

     "Incentive Stock Option" means an option designed to meet the requirements of Section 422A(b) of the Code.

     "Subsidiary", unless specified otherwise, means a corporation of which at least a majority of the outstanding securities having ordinary voting power to elect all or a majority of the directors of such corporation is at the time owned or controlled directly or indirectly by the Company or a Subsidiary.

     "Employees" means employees, (including employees who are directors and/or officers) regularly employed on a salary basis by the Company or by a Subsidiary.

     "Shares" means shares of Common Stock of the Company.

     "Board" means the Board of Directors of the Company.

     "Optionee" means a person to whom an option has been granted under this Plan which has not expired or been fully exercised, surrendered, or forfeited.

     "Plan" means the Del E. Webb Corporation 1981 Stock Option Plan.

3.   Administration.

     The Plan shall be administered by the Committee which shall adopt by resolution Such Rules and Regulations as may be required in order to carry out
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the purpose of the Plan, as well as the form of option agreement and other forms
required  in  connection  with  the  Plan.  All  questions  of   interpretation,
administration and application of the Plan shall be determined by a majority of the Committee and the determination of such majority shall be final and binding upon all persons in interest, including the Company and its shareholders and all Optionees.

4.   Number of Shares.

     The grants of options to purchase Common Stock of the Company shall not exceed in the aggregate 600,000 shares of the Common Stock of the Company; provided, however, that in the event that options granted under the Plan shall terminate or expire without being exercised, in whole or in part, the shares subject to such unexercised options may again be subjected to an option under this Plan. Provided further, the number of shares' shall be adjusted to reflect changes or other adjustments in the number of outstanding shares as hereinafter provided in Section 5. The shares of stock to be so made subject to an option under this Plan shall be shares of Common Stock of the Company either held in the Company's treasury or authorized and unissued Common Stock of the Company, or some of each. The Company shall be under no obligation to reserve or to retain in its treasury any particular number of shares at any time, and no particular shares, whether unissued or held as treasury shares, shall be identified as those optioned under this Plan.

5.   Change in Capitalization.

     In the event that the shares of Common Stock of the Company, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by merger, consolidation, reorganization, recapitalization, combination of shares or otherwise) then there shall be substituted for each share of Common Stock of the Company heretofore appropriated for use in the Plan the number and kind of shares of stock or other securities into which each such share shall be exchanged. In the event that there should be any change in the number or kind of outstanding shares of the Common Stock of the Company, or of any stock or other securities into which it shall have been changed, or for which it shall have been exchanged by stock dividend or stock split, or the stock of a wholly-owned subsidiary corporation shall have been distributed to the stockholders of the Company, and this action equitably requires an adjustment in the number or kind of shares then subject to an option or Options or an adjustment in the number or kind of shares which may become subject to an option under this Plan and an adjustment in the option prices therefor, such adjustment or adjustments shall be made in accordance with the determination by the Committee, and notice thereof shall be given by the Company to each Optionee and such adjustment shall be effective and binding for all purposes of this Plan.

6.   Granting of Options.

        The Committee, is authorized to grant options to selected employees pursuant to this Plan during the calendar year 1981 and in any calendar year thereafter to May 31, 1991 but not thereafter. The number of shares optioned in each year, the employees to whom options are granted, and the number of Shares optioned to each employee selected shall be wholly within the discretion
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of the  Committee,  subject  to the  limitations  prescribed  in  Section  4 and provided that the aggregate fair market value of the stock for which any employee may be granted incentive stock options in any calendar year under the Plan and all other incentive stock option plans maintained by the Company and its parent and subsidiary corporations shall not exceed the sum of One Hundred Thousand Dollars ($100,000) plus any unused limit carryover applicable to such year under Section 422A(c)(4) of the Code.

7.   Terms of Stock Options.

     The terms of stock options granted under this Plan shall be as follows:

     (a) The Option price shall be fixed by the Committee but shall in no event be less than 100 percent of the fair market value of the shares subject to the option on the date the option is granted, except in the case of an incentive stock option granted to an employee who at the time the option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation the option price shall be at least 110 percent of the fair market value of the stock subject to the option.

     (b) Options shall not be transferable otherwise than by will or by the laws of descent and distribution. No option shall be subject, in whole or in part, to attachment, execution or levy of any kind.

     (c) Each option shall expire and all rights thereunder shall end at the expiration of such period (which shall not be more than ten years) after the date on which it was granted as shall be fixed by the Committee, subject in all cases to earlier expiration as provided in paragraphs (d) and (e) of this
Section 7 in the event of termination of employment or death, and provided further that in the case of an incentive stock option granted to an employee who at the time the option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations such option by its terms will not be exercisable after the expiration of five years from the date the option is granted.

     (d) During the lifetime of an Optionee, his option shall be exercisable only by him and only while employed by the Company or a Subsidiary, or within
(i) one year after termination of employment in the case of any employee who is disabled (within the meaning of Section 105(d)(4) of the Code) or (ii) three months after he otherwise ceases to be so employed (but in any event not later than the end of the period fixed by the Committee in accordance with the provisions of paragraph of this Section 7), if and to the extent the option was exercisable by him on the last day of such employment.

     (e) If an Optionee dies within a period during which his option could have been exercised by him, his option may be exercised at any time during the period in which Optionee could have exercised the option had Optionee survived (or such other or shorter period as may be provided by the Committee in accordance with applicable regulations issued with respect to the Code).

     (f) Subject to the foregoing terms and to such additional or different terms regarding the exercise of the options as the Committee may fix at time of
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grant,  options  may be  exercised  in whole at one time or in part from time to time.

     (g) No incentive stock option granted under the Plan shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the
Code) any incentive stock option which was granted before the granting of such option, to such Optionee to purchase stock in the Company or in any corporation which (at the time of the granting of such option) was a parent or subsidiary Corporation of the Company or a predecessor corporation of any such corporations. Under Section 422A(c)(7) of the Code an incentive stock option is treated as outstanding until such option is exercised in full or expires by reason of lapse of time.

8.   Reorganization of the Company.

         In the event that the Company is succeeded by another corporation in a re organization, merger, consolidation, acquisition of property or stock, separation or liquidation, the successor corporation shall assume the outstanding options granted under this Plan or shall substitute new options for them

9.   Delivery of Shares.

     No shares shall be delivered upon the exercise of an option until the option price has been paid in full in cash or, at the discretion of the Committee, in whole or in part in the Company's Common Stock owned by the Optionee valued at fair market value on the date of exercise. If required by the Committee no shares will be delivered upon the exercise of an option until the Optionee has given the Company (a) a satisfactory written statement that he is purchasing the shares for investment and not with a view to the sale or distribution of any such shares, (b) a written agreement not to sell any shares received upon the exercise of the option or any other shares of the Company that he may then own or thereafter acquire except either (i) through a broker on the New York Stock Exchange or another national securities exchange or (ii) with the prior written agreement of the Company and an agreement satisfactory to the Committee providing for either payment by Optionee to the Company or permitting deduction by the Company from any amounts owing to Optionee of an amount equal to any Federal, state or local taxes of any kind required by law to be withheld with respect to the shares subject to the option. The granting of any option and the obligation of the Company to sell and deliver stock under any option shall be subject to the approval of any governmental authority which may be required in connection either with the grant of the option or with the authorization, issuance or sale of such stock.

10.  Continuation of Employment.

         Neither this Plan nor any option granted hereunder shall confer upon any employee any right to Continue in the employment of the Company or any Subsidiary or limit in any respect the right of the Company or any Subsidiary to terminate his employment at any time.

11.     Amendments.

         The Board may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration; provided, however, that subject to
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the provisions of Section 5, unless the  stockholders  of the Company shall have first approved thereof, (i) the total number of shares authorized under the Plan shall not be increased, (ii) the minimum option price specified in Section 7, or the exercise price (or formula for its computation) as to previously granted options, shall not be changed, except that stockholder approval shall not be required if the minimum option price is increased, (iii) no option shall be exercisable more than ten (10) years after the date it is granted, (iv) no change shall be made in the class of employees to whom options may be granted or awards made, and (v) the expiration date of this Plan shall not be extended. The expiration date shall be May 31, 1991, or such earlier date as the Board, In its discretion, may determine. Any option outstanding under the Plan at the date of termination shall remain in effect until it shall have been exercised or it shall have expired as herein otherwise provided.

12.  Effective Date.

     The Plan shall become effective June 1, 1981, provided, however, that no option may be exercised unless this Plan is approved by the stockholders at the next annual meeting of the stockholders or at a special meeting held for that purpose within twelve months after the effective date. No termination or amendment may adversely affect the rights of an Optionee without his consent.

                                    EXHIBIT B

                             1981 Stock Option Plan

1.   Paragraph 6 shall be amended as follows:

     The Committee is authorized to grant options to selected Employees pursuant to this Plan during the calendar year 1986 and any calendar year thereafter to December 31, 1991, but not thereafter. The number of shares optioned in each year, the Employees to whom options are granted, and the number of Shares optioned to each Employee selected shall be wholly within the discretion of the Committee, subject to the limitations described in Section 4 and provided that the aggregate fair market value of option stock (determined at the time of the Incentive Stock Option grant) for which Incentive Stock Options are exercisable for the first time under the terms of the Plan and all other Incentive Stock Option plans maintained by the Company and its parent and Subsidiary corporations, by any employee during any calendar year after December 31, 1986, cannot exceed $100,000.


2. Paragraph 7(g) shall be amended by inserting the language "prior to January 1, 1987" into the first sentence thereof as follows:

     7(g) No Incentive Stock Option granted under the Plan prior to January 1, 1987 shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any Incentive Stock Option which was granted before the granting of such option . . .

                                 THIRD AMENDMENT
                           TO THE DEL WEBB CORPORATION
                             1981 STOCK OPTION PLAN

     1. This Third Amendment shall only amend that Section specified herein and the remaining provisions of the Plan not so amended are hereby ratified and affirmed.

     2.   Section 9 of the Plan is hereby amended and restated as follows:

          No shares shall be delivered upon the exercise of an option until the price, if any, that is due upon exercise has been paid in full in cash, or, at the discretion of the Committee, in whole or in part in the Company's common stock owned by the Optionee valued at fair market value on the date of exercise. if required by the Committee, no Shares will be delivered upon the exercise of an option until the Optionee has given the Company (a) a satisfactory written statement that he is purchasing the Shares for investment and not with a view to the sale or distribution of any such Shares, or (b) a written agreement not to sell any Shares received upon the exercise of the option or any other Shares that he may then own or thereafter acquire except either (i) through a broker on the New York Stock Exchange or another national securities exchange or (ii) with the prior written agreement of the Company. With respect to withholding required upon the exercise of an option or upon any other taxable event, Optionees shall satisfy all Federal, state and local taxes required by law to be withheld by having the Company withhold Shares (to the extent that Shares are issued) having a fair market value on the date the tax is to be determined equal to the maximum marginal total tax which would be imposed on the transaction. The granting of any option and the obligation of the Company to sell and deliver stock under any option shall be subject to the approval of any governmental authority which may be required in connection either with the grant of the option or with the authorization, issuance or sale of such stock.

     3.   This Third Amendment shall be effective June 30, 1993.